UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2023

Date of reporting period:  August 31, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

Dearborn Partners Rising Dividend Fund

Class A Shares
DRDAX

Class C Shares
DRDCX

Class I Shares
DRDIX

August 31, 2022

Investment Adviser

Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, IL 60606

Phone: (888) 983-3380

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	9

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENTS OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	22

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	31

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM	35

NOTICE OF PRIVACY POLICY & PRACTICES	36

ADDITIONAL INFORMATION	37

Greetings from Dearborn Partners, LLC,
Adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”).

On April 10th, 2013 the Dearborn Partners Rising Dividend Fund was launched to provide investors with a relatively defensive equity investment diversified across a multitude of sectors in companies that are anticipated to consistently increase their dividends over time. Patient investors looking to outpace inflation should benefit from participating in what we believe is the long-term wealth-building potential offered by what we consider to be great businesses, while receiving an income stream with potential growth over time.

For the six months ended August 31st, 2022 (the midpoint of the Dearborn Partners Rising Dividend Fund’s fiscal year), the total returns of our Fund’s Class I shares and the S&P 500 benchmark were -0.36% and -8.81%, respectively. In the broad equity market sell-off resulting from macroeconomic uncertainties, many investors favored less-volatile, dividend-paying stocks.

Our Fund outperformed the benchmark in nine of the eleven sectors into which Standard & Poor’s divides the marketplace. Our most notable outperformance versus the S&P 500 occurred in the Financial, Consumer Discretionary and Industrials sectors. We continue to maintain the valuation and stock selection disciplines that formed the basis of our strategy, as we believe that over time, such disciplines can offer attractive total return potential when equity market risk is considered.

A few specific companies in our Fund stand out as worth mentioning for the period. Some of our best performing stocks were Exxon Mobil Corporation (XOM), Automatic Data Processing (ADP), and Dollar General Corporation (DG). High commodity prices lifted Energy stocks, including Exxon Mobil, as their profitability outlooks have improved dramatically. Automatic Data Processing benefited from a continued labor market recovery and higher interest income. Dollar General has seen a notable trade-down impact as consumers have become more cost-conscious with higher inflation.

The three poorest performers for the period were Qualcomm Incorporated (QCOM), Verizon Communications Inc. (VZ), and Steris Plc (STE). Semiconductor stocks, including Qualcomm, were lower due to fears of a global slowdown and the potential for more protectionist policies in the U.S. and China. Verizon has had worse consumer-segment wireless subscriber trends than peers, raising fears of a tightening competitive environment. Hospital staffing shortages led to weaker than expected sales in Steris’ fiscal first quarter (ending in June) and pressured shares.

We continue to believe that the companies in our Dearborn Partners Rising Dividend Fund are generally financially strong, well-managed, defensive businesses with products or services that people patronize regardless of the economic or financial environment. As portfolio managers, we strive to be not only active but proactive in terms of analyzing each company’s ability to pay and increase dividends consistently over time. History has shown that rising dividends have tended to cushion the fall of stock prices in challenging markets.

A primary goal of our strategy is to help investors keep ahead of the rising costs of living by providing a portfolio of companies that we believe are capable of increasing their annual dividends. We maintain our conviction that a path to long-term wealth building can be accomplished through properly diversified portfolios of stocks of companies that offer the potential to increase dividends consistently over time. We believe our Fund exemplifies those characteristics and, over the long term, offers the potential to provide attractive returns with modified risk.

During these six months, 14 companies in our Fund announced 15 dividend increases. The average of these dividend increases was about 11.7% more than these particular companies paid as dividends a year earlier. No companies in our Fund reduced or suspended their dividends during these six months.

Thank you for your continued interest in the Dearborn Partners Rising Dividend Fund. Please feel free to contact us at any time.

Sincerely,

Carol M. Lippman, CFA	Michael B. Andelman
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are those of Dearborn Partners, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADRs, which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in MLPs, which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments.

Diversification does not guarantee a profit or protect from loss in a declining market.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This report is intended for shareholders in the Dearborn Partners Rising Dividend Fund and may not be used as sales literature unless preceded or accompanied by the Fund’s current Prospectus.

Dearborn Partners is the adviser of the Dearborn Partners Rising Dividend Fund, which is distributed by Quasar Distributors, LLC.

Dearborn Partners Rising Dividend Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 – August 31, 2022).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.00% when you invest. Class A shares are also subject to a 1.00% contingent deferred sales charge for purchases made at the $500,000 breakpoint which are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment for all share classes, at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”). If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Transfer Agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the direct expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the

Dearborn Partners Rising Dividend Fund
Expense Example (Continued)
(Unaudited)

table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2022 -
	March 1, 2022	August 31, 2022	August 31, 2022*
Actual	$1,000.00	$ 986.40	$6.01
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.16	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2022 -
	March 1, 2022	August 31, 2022	August 31, 2022*
Actual	$1,000.00	$ 982.80	$9.75
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.38	$9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Class I
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2022 -
	March 1, 2022	August 31, 2022	August 31, 2022*
Actual	$1,000.00	$987.80	$4.76
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Dearborn Partners Rising Dividend Fund
Investment Highlights
(Unaudited)

The Fund seeks current income, rising income over time, and long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.  The Fund’s allocation of portfolio holdings as of August 31, 2022 was as follows:

Portfolio Allocation
(% of Investments)

Average Annual Returns as of August 31, 2022(1)

	One	Five	Since Inception
	Year	Year	(April 10, 2013)
Dearborn Partners Rising Dividend Fund
Class A (with sales charge)	-9.01%	9.35%	9.05%
Class A (without sales charge)	-4.22%	10.47%	9.65%
Class C (with sales charge)	-5.84%	9.66%	8.83%
Class C (without sales charge)	-4.91%	9.66%	8.83%
Class I	-3.93%	10.76%	9.92%
S&P 500 Total Return Index	-11.23%	11.82%	12.35%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.00% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

Continued

Dearborn Partners Rising Dividend Fund
Investment Highlights (Continued)
(Unaudited)

than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 983-3380.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a stock market index based on the market capitalization of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

Growth of $10,000 Investment(1)

(1)	The minimum investment for Class I is $500,000.
(2)	The Fund commenced operations on April 10, 2013.

Dearborn Partners Rising Dividend Fund

Schedule of Investments

August 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS – 94.24%

Air Freight & Logistics – 1.95%
United Parcel Service, Inc. – Class B	46,240	$8,994,142

Banks – 1.88%
Glacier Bancorp, Inc.	170,555	8,643,727

Biotechnology – 3.17%
AbbVie, Inc.	65,100	8,753,346
Gilead Sciences, Inc.	92,000	5,839,240
		14,592,586

Building Products – 1.83%
Carrier Global Corp.	215,200	8,418,624

Capital Markets – 5.05%
Nasdaq, Inc.	137,490	8,184,780
S&P Global, Inc.	24,688	8,694,620
T Rowe Price Group, Inc.	52,940	6,352,800
		23,232,200

Chemicals – 3.52%
Air Products and Chemicals, Inc.	29,786	7,519,476
The Sherwin-Williams Co.	37,500	8,703,750
		16,223,226

Commercial Services & Supplies – 2.59%
Republic Services, Inc.	83,500	11,917,120

Distributors – 1.68%
Pool Corp.	22,800	7,733,532

Diversified Telecommunication Services – 1.06%
Verizon Communications, Inc.	117,100	4,895,951

Electric Utilities – 2.87%
NextEra Energy, Inc.	155,116	13,194,167

Food & Staples Retailing – 4.20%
Casey’s General Stores, Inc.	45,500	9,726,535
Costco Wholesale Corp.	18,450	9,632,745
		19,359,280

Food Products – 1.54%
McCormick & Co., Inc.	84,419	7,097,105

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2022 (Unaudited)

	Shares	Value

Gas Utilities – 2.52%
Atmos Energy Corp.	102,300	$11,598,774

Health Care Equipment & Supplies – 5.19%
Abbott Laboratories	72,500	7,442,125
Becton Dickinson and Co.	26,708	6,741,634
STERIS plc (a)	48,327	9,732,091
		23,915,850

Hotels, Restaurants & Leisure – 1.80%
McDonald’s Corp.	32,793	8,273,018

Household Products – 1.32%
Kimberly-Clark Corp.	47,500	6,057,200

Insurance – 3.86%
Arthur J. Gallagher & Co.	97,870	17,770,256

IT Services – 9.04%
Accenture plc (a)	30,454	8,784,761
Automatic Data Processing, Inc.	48,500	11,853,885
Fidelity National Information Services, Inc.	49,000	4,477,130
Jack Henry & Associates, Inc.	41,235	7,925,367
MasterCard, Inc. – Class A	26,510	8,599,049
		41,640,192

Machinery – 3.65%
Illinois Tool Works, Inc.	37,598	7,325,218
Snap-on, Inc.	43,510	9,479,089
		16,804,307

Multiline Retail – 1.86%
Dollar General Corp.	36,000	8,547,120

Multi-Utilities – 2.00%
WEC Energy Group, Inc.	89,357	9,216,281

Oil, Gas & Consumable Fuels – 5.81%
EOG Resources, Inc.	101,700	12,336,210
Exxon Mobil Corp.	150,786	14,413,634
		26,749,844

Pharmaceuticals – 1.44%
Merck & Co., Inc.	77,920	6,651,251

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2022 (Unaudited)

	Shares	Value

Road & Rail – 1.95%
Union Pacific Corp.	39,990	$8,978,155

Semiconductors & Semiconductor Equipment – 4.68%
Analog Devices, Inc.	72,499	10,985,774
QUALCOMM, Inc.	79,909	10,569,563
		21,555,337

Software – 3.99%
Intuit, Inc.	21,500	9,283,270
Microsoft Corp.	34,700	9,073,009
		18,356,279

Specialty Retail – 4.01%
Home Depot, Inc.	30,000	8,652,600
Tractor Supply Co.	53,000	9,812,950
		18,465,550

Technology Hardware, Storage & Peripherals – 5.36%
Apple, Inc.	156,888	24,665,931

Trading Companies & Distributors – 4.42%
Fastenal Co.	188,270	9,475,629
Watsco, Inc.	40,000	10,881,200
		20,356,829
TOTAL COMMON STOCKS (Cost $288,324,706)		433,903,834

REAL ESTATE INVESTMENT TRUSTS – 4.92%
American Tower Corp.	36,300	9,222,015
Digital Realty Trust, Inc.	48,000	5,934,240
Equinix, Inc.	11,460	7,533,460
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $18,283,498)		22,689,715

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2022 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS – 0.66%
Fidelity Investments Money Market Funds –
Government Portfolio – Class I (b)	3,018,707	$3,018,707
TOTAL SHORT-TERM INVESTMENTS (Cost $3,018,707)		3,018,707
Total Investments (Cost $309,626,911) – 99.82%		459,612,256
Other Assets in Excess of Liabilities – 0.18%		815,468
TOTAL NET ASSETS – 100.00%		$460,427,724

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Seven day yield as of August 31, 2022.

Abbreviations:
plc –	public limited company is a publicly traded company which signifies that shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Assets and Liabilities

August 31, 2022 (Unaudited)

Assets
Investments, at value (cost $309,626,911)	$459,612,256
Dividends and interest receivable	889,215
Receivable for Fund shares sold	860,413
Prepaid expenses and other assets	32,318
Total assets	461,394,202
Liabilities
Payable for Fund shares redeemed	407,722
Payable to Adviser	268,896
Payable for distribution fees	169,895
Payable to affiliates	104,803
Accrued expenses and other liabilities	15,162
Total liabilities	966,478
Net Assets	$460,427,724
Net assets consist of:
Paid-in capital	$302,036,725
Total distributable earnings	158,390,999
Net assets	$460,427,724
Class A Shares:
Net assets	$157,880,651
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	7,502,751
Net asset value and redemption price per share(1)	$21.04
Maximum offering price per share ($21.04/0.95)(2)	$22.15
Class C Shares:
Net assets	$98,357,601
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	4,721,678
Net asset value, offering price and redemption price per share(1)	$20.83
Class I Shares:
Net assets	$204,189,472
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized $0.001 par value)	9,683,435
Net asset value, offering price and redemption price per share	$21.09

(1)
A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within one year of purchase. The CDSC on Class A Shares is applied only to purchases of $500,000 that are redeemed within 12 months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.

(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Operations

Six Months Ended August 31, 2022 (Unaudited)

Investment Income
Dividend income	$5,032,137
Interest	15,731
Total Investment Income	5,047,868

Expenses
Management fees	1,998,951
Distribution fees – Class C	522,866
Distribution fees – Class A	197,348
Administration fees	179,969
Transfer agent fees and expenses	100,999
Federal and state registration fees	33,537
Custody fees	26,499
Reports to shareholders	15,257
Trustees’ fees and related expenses	14,378
Legal fees	10,408
Audit and tax fees	8,841
Chief Compliance Officer fees	7,544
Other expenses	3,774
Insurance expense	3,520
Pricing fees	666
Total Expenses	3,124,557
Less: Waivers by Adviser (Note 4)	(170,221)
Net Expenses	2,954,336

Net Investment Income	2,093,532

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	3,814,981
Net change in unrealized appreciation on:
Investments	(12,294,900)

Net Realized and Unrealized Loss on Investments	(8,479,919)
Net Decrease in Net Assets from Operations	$(6,386,387)

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statements of Changes in Net Assets

	Six Months Ended
	August 31, 2022	Year Ended
	(Unaudited)	February 28, 2022
From Operations
Net investment income	$2,093,532	$2,185,007
Net realized gain on:
Investments	3,814,981	9,828,009
Net change in unrealized appreciation on:
Investments	(12,294,900)	38,747,706
Net increase (decrease) in
net assets from operations	(6,386,387)	50,760,722

From Dividend and Distributions to Shareholders
Net dividend and distributions – Class A	(504,342)	(3,427,049)
Net dividend and distributions – Class C	(73,945)	(1,842,442)
Net dividend and distributions – Class I	(831,001)	(5,531,789)
Net decrease in net assets resulting
from dividend and distributions paid	(1,409,288)	(10,801,280)

From Capital Share Transactions
Proceeds from shares sold – Class A	17,505,618	38,668,064
Proceeds from shares sold – Class C	5,619,140	13,599,799
Proceeds from shares sold – Class I	20,818,559	54,511,789
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	469,690	3,224,538
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	69,058	1,777,039
Net asset value of shares issued to shareholders
in payment of distributions declared – Class I	763,610	5,178,057
Payments for shares redeemed – Class A	(7,963,248)	(14,605,053)
Payments for shares redeemed – Class C	(14,709,842)	(28,949,800)
Payments for shares redeemed – Class I	(22,256,647)	(34,523,386)
Net increase in net assets from
capital share transactions	315,938	38,881,047
Total Increase (Decrease) in Net Assets	(7,479,737)	78,840,489

Net Assets
Beginning of year/period	$467,907,461	$389,066,972
End of year/period	$460,427,724	$467,907,461

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class A

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period/Year

Six Months Ended
August 31, 2022
(Unaudited)
Net Asset Value, Beginning of Period/Year	$21.40

Income from investment operations:
Net investment income(1)	0.10
Net realized and unrealized gain (loss) on investments(2)	(0.39)
Total from investment operations	(0.29)

Less distributions paid:
From net investment income	(0.07)
From net realized gain on investments	—
Total distributions paid	(0.07)

Net Asset Value, End of Period/Year	$21.04
Total Return(3)	-1.36%

Supplemental Data and Ratios:
Net assets, end of year/period (000’s)	$157,881
Ratio of expenses to average net assets:
Before waivers, reimbursements of expenses and recoupments	1.27%
After waivers, reimbursements of expenses and recoupments	1.20%
Ratio of net investment income to average net assets:
Before waivers, reimbursements of expenses and recoupments	0.88%
After waivers, reimbursements of expenses and recoupments	0.95%
Portfolio turnover rate	6.46%

(1)	Per share net investment income was calculated using average shares outstanding method.
(2)
Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(4)	Effective May 1, 2017 the expense cap for Class A shares was decreased from 1.40% to 1.10% excluding Rule 12b-1 fees of 0.25%.
(5)	Effective June 28, 2019 the expense cap for Class A shares was decreased from 1.10% to 1.00% excluding Rule 12b-1 fees of 0.25%.
(6)	Effective June 28, 2021 the expense cap for Class A shares was decreased from 1.00% to 0.95% excluding Rule 12b-1 fees of 0.25%.

The accompanying notes are an integral part of these financial statements.

Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
February 28,		February 28,	February 29,		February 28,	February 28,
2022		2021	2020		2019	2018
$19.35		$16.91	$15.63		$14.09	$13.27

0.12		0.16	0.13		0.19	0.16
2.46		2.48	1.38		1.53	0.87
2.58		2.64	1.51		1.72	1.03

(0.20)		(0.10)	(0.13)		(0.18)	(0.21)
(0.33)		(0.10)	(0.10)		—	—
(0.53)		(0.20)	(0.23)		(0.18)	(0.21)

$21.40		$19.35	$16.91		$15.63	$14.09

13.18%		15.73%	9.58%		12.33%	7.85%

$150,440		$112,208	$88,097		$68,240	$69,227

1.27%		1.30%	1.31%		1.33%	1.36%
1.22	%(6)	1.25%	1.27	%(5)	1.34%	1.36	%(4)

0.50%		0.84%	0.70%		1.30%	1.13%
0.55	%(6)	0.89%	0.74	%(5)	1.29%	1.13	%(4)
9.03%		14.46%	4.13%		13.69%	12.05%

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class C

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period/Year

Six Months Ended
August 31, 2022
(Unaudited)
Net Asset Value, Beginning of Period/Year	$21.21

Income from investment operations:
Net investment income (loss)(1)	0.02
Net realized and unrealized gain (loss) on investments(2)	(0.39)
Total from investment operations	(0.37)

Less distributions paid:
From net investment income	(0.01)
From net realized gain on investments	—
Total distributions paid	(0.01)

Net Asset Value, End of Period/Year	$20.83

Total Return(3)	-1.72%

Supplemental Data and Ratios:
Net assets, end of period/year (000’s)	$98,358
Ratio of expenses to average net assets:
Before waivers, reimbursements of expenses and recoupments	2.02%
After waivers, reimbursements of expenses and recoupments	1.95%
Ratio of net investment income (loss) to average net assets:
Before waivers, reimbursements of expenses and recoupments	0.13%
After waivers, reimbursements of expenses and recoupments	0.20%
Portfolio turnover rate	6.46%

(1)	Per share net investment income (loss) was calculated using average shares outstanding method.
(2)
Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.

(4)	Effective May 1, 2017 the expense cap for Class C shares was decreased from 2.15% to 1.10% excluding Rule 12b-1 fees of 1.00%.
(5)	Effective June 28, 2019 the expense cap for Class C shares was decreased from 1.10% to 1.00% excluding Rule 12b-1 fees of 1.00%.
(6)	Effective June 28, 2021 the expense cap for Class C shares was decreased from 1.00% to 0.95% excluding Rule 12b-1 fees of 1.00%.
(7)	Amount is between $(0.005) and $0.00.

The accompanying notes are an integral part of these financial statements.

Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
February 28,		February 28,	February 29,		February 28,	February 28,
2022		2021	2020		2019	2018
$19.17		$16.82	$15.56		$14.02	$13.20

(0.04)		0.03	(0.00	)(7)	0.08	0.05
2.43		2.46	1.38		1.53	0.87
2.39		2.49	1.38		1.61	0.92

(0.02)		(0.04)	(0.02)		(0.07)	(0.10)
(0.33)		(0.10)	(0.10)		—	—
(0.35)		(0.14)	(0.12)		(0.07)	(0.10)

$21.21		$19.17	$16.82		$15.56	$14.02

12.31%		14.85%	8.81%		11.51%	7.01%

$109,239		$110,863	$96,800		$76,881	$74,254

2.02%		2.05%	2.06%		2.08%	2.11%
1.97	%(6)	2.00%	2.02	%(5)	2.09%	2.11	%(4)

(0.24%)		0.09%	(0.05%)		0.55%	0.39%
(0.19	%)(6)	0.14%	(0.01	%)(5)	0.54%	0.39	%(4)
9.03%		14.46%	4.13%		13.69%	12.05%

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class I

Financial Highlights

Per share Data for a Share Outstanding Throughout Each Period/Year

Six Months Ended
August 31, 2022
(Unaudited)
Net Asset Value, Beginning of Period/Year	$21.44

Income from investment operations:
Net investment income(1)	0.13
Net realized and unrealized gain (loss) on investments(2)	(0.39)
Total from investment operations	(0.26)

Less distributions paid:
From net investment income	(0.09)
From net realized gain on investments	—
Total distributions paid	(0.09)

Net Asset Value, End of Period/Year	$21.09

Total Return(3)	-1.22%

Supplemental Data and Ratios:
Net assets, end of period/year (000’s)	$204,189
Ratio of expenses to average net assets:
Before waivers, reimbursements of expenses and recoupments	1.02%
After waivers, reimbursements of expenses and recoupments	0.95%
Ratio of net investment income to average net assets:
Before waivers, reimbursements of expenses and recoupments	1.13%
After waivers, reimbursements of expenses and recoupments	1.20%
Portfolio turnover rate	6.46%

(1)	Per share net investment income was calculated using average shares outstanding method.
(2)
Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Effective May 1, 2017 the expense cap for Class I shares was decreased from 1.15% to 1.10%.
(5)	Effective June 28, 2019 the expense cap for Class I shares was decreased from 1.10% to 1.00%.
(6)	Effective June 28, 2021 the expense cap for Class I shares was decreased from 1.00% to 0.95%.

The accompanying notes are an integral part of these financial statements.

Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
February 28,		February 28,	February 29,		February 28,	February 28,
2022		2021	2020		2019	2018
$19.39		$16.94	$15.65		$14.11	$13.29

0.18		0.21	0.17		0.23	0.19
2.46		2.48	1.38		1.53	0.88
2.64		2.69	1.55		1.76	1.07

(0.26)		(0.14)	(0.16)		(0.22)	(0.25)
(0.33)		(0.10)	(0.10)		—	—
(0.59)		(0.24)	(0.26)		(0.22)	(0.25)

$21.44		$19.39	$16.94		$15.65	$14.11

13.49%		16.00%	9.89%		12.61%	8.13%

$208,228		$165,995	$118,700		$86,233	$61,091

1.02%		1.05%	1.06%		1.08%	1.11%
0.97	%(6)	1.00%	1.02	%(5)	1.09%	1.11	%(4)

0.75%		1.08%	0.96%		1.56%	1.37%
0.80	%(6)	1.13%	1.00	%(5)	1.55%	1.37	%(4)
9.03%		14.46%	4.13%		13.69%	12.05%

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements
August 31, 2022 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dearborn Partners Rising Dividend Fund (the “Fund”) represents a distinct, diversified series with its own investment objective and policies within the Trust. The investment objective of the Fund is to seek current income, rising income over time, and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the class in which shares are held. The Fund currently offers three classes of shares, Class A, Class C and Class I. Each class of shares has identical rights and privileges except with respect to class-specific expenses and voting rights on matters affecting a single class of shares. The classes differ principally in their respective expenses.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge of 1.00% for purchases made at the $500,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge for Class C Shares is 1.00% of the lesser of the original cost or the current market value of shares being redeemed. Class I shares are no-load shares.  Class A and Class C shares are subject to a 0.25% and 1.00% distribution fee, respectively.   The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies”.  The Fund commenced operations on April 10, 2013.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using the constant yield to maturity method.  Constant yield amortization takes into account the income that is produced on a debt security.  This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. All ETFs are valued at the last reported sale price on the exchange on which the security is principally traded.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$433,903,834	$—	$—	$433,903,834
Real Estate
Investment Trusts	22,689,715	—	—	22,689,715
Short-Term Investments	3,018,707	—	—	3,018,707
Total Investments	$459,612,256	$—	$—	$459,612,256

(1)	See the Schedule of Investments for industry classifications.

The Fund measures Level 3 activity as of the end of the period. For the year ended August 31, 2022, the Fund did not hold any Level 3 securities.

The Fund did not hold financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it of all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2022, the Fund did not incur any interest or penalties. At August 31, 2022, the fiscal years 2019 through 2022 remained open to examination in the Fund’s major tax jurisdictions.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, and as frequently as quarterly.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or NAV per share.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(f)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Distributions received from the Fund’s investments in

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

Master Limited Partnerships (“MLPs”) and Real Estate Investment Trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from MLP and REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the six months ended August 31, 2022 and year ended February 28, 2022 is as follows:

	August 31, 2022	February 28, 2022
Ordinary Income	$1,409,288	$3,569,586
Long-Term Capital Gain	$—	$7,231,694

The Fund designated as long-term capital gain dividend, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended February 28, 2022.

As of February 28, 2022, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$304,766,837
Gross tax unrealized appreciation	$172,576,623
Gross tax unrealized depreciation	(10,296,378)
Net tax unrealized appreciation	162,280,245
Undistributed ordinary income	—
Undistributed long-term capital gain	3,906,429
Distributable earnings	3,906,429
Other accumulated losses	—
Total distributable earnings	$166,186,674

As of February 28, 2022, no permanent tax adjustments were required to be made between Paid-In capital and Total distributable earnings on the Statement of Assets and Liabilities.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with Dearborn Partners, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2023, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with borrowings made by the Fund), brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, collectively “Excluded Expenses”) do not exceed 0.95% (the “Expense Limitation Cap”) of the Fund’s average daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed within three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such recoupments will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the period ending:

	Class A	Class C	Class I
February 28, 2023	$21,584	$23,323	$28,858
February 29, 2024	46,951	51,791	69,364
February 28, 2025	75,044	62,655	111,262
February 28, 2026	57,169	37,827	75,225

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor” or “Quasar”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively for services to prospective Fund shareholders and distribution of Fund shares.  The following table details the fees earned pursuant to the 12b-1 Plan during the six months ended August 31, 2022, as well as the fees owed as of August 31, 2022.

	Fees Earned	Fees Owed as of
	During Year	August 31, 2022
Class A	$197,348	$49,867
Class C	$522,866	$120,028

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

(6)	Related Party Transactions

Fund Services acts as the Fund’s administrator and fund accountant under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  Fund Services also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.  The Trust’s Chief Compliance Officer is also an employee of Fund Services.  The following table details the fees earned for each service during the six months ended August 31, 2022, as well as the fees owed as of August 31, 2022.

	Fees Earned		Fees Owed as of
	During Year		August 31, 2022
Administration/Accounting and Pricing	$180,635		$61,308
Custody	26,499		9,039
Transfer agent	97,047	(1)	31,940
Chief Compliance Officer	7,544		2,516

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 10).

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

(7)	Capital Share Transactions

	Six Months Ended	Year Ended
	August 31, 2022	February 28, 2022
Class A
Shares sold	821,016	1,761,325
Shares redeemed	(370,279)	(670,307)
Shares issued in
reinvestment of dividends	22,734	140,740
Net increase	473,471	1,231,758
Class C
Shares sold	265,870	620,230
Shares redeemed	(697,481)	(1,328,894)
Shares issued in
reinvestment of dividends	3,389	75,947
Net decrease	(428,222)	(632,717)
Class I
Shares sold	976,547	2,493,642
Shares redeemed	(1,043,584)	(1,566,759)
Shares issued in
reinvestment of dividends	36,856	227,511
Net increase (decrease)	(30,181)	1,154,394

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2022, were $37,624,919 and $29,729,101, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2022, Charles Schwab & Co., Inc. held 44.16% of the Fund’s shares outstanding for the benefit of its customers.

(10)	Line of Credit

At August 31, 2022, the Fund had a line of credit in the amount of the lesser of $20,000,000, or 33.33% of the fair value of unencumbered assets, which matures on August 5, 2023. This secured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund's custodian, U.S. Bank (the “Lender”). As collateral, the Lender receives a first priority security interest in securities of the Fund in an amount of at least 300% of any draw on the line of credit by the Fund. Interest accrues at the Lender's Prime Rate, which as of August 31, 2022 was 5.50%.  During the year ended August 31, 2022, the Fund did not utilize the line of credit.

(11)	Subsequent Events

On September 29, 2022, the Fund declared and paid a distribution from ordinary income to the shareholders of record on September 28, 2022 of $340,325, $20,909 and $562,128 for Class A, C, and I shares, respectively.

(12)	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. In particular, the global spread of COVID-19 has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 26, 2022 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Dearborn Partners Rising Dividend Fund (the “Fund”), a series of the Trust, and the Adviser. The Trustees also met at a prior meeting held on June 13, 2022 (the “June 13, 2022 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2023.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s operations by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of Carol M. Lippman and Michael B. Andelman, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Fund’s performance and outlook, along with the

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

compliance efforts made by the Adviser. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the COVID-19 pandemic. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Class I shares of the Fund for the quarter, one-year, three-year, five-year, and since inception periods ended March 31, 2022. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Class I shares of the Fund on both an absolute basis and in comparison to a benchmark index (the S&P 500 Total Return Index) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. open-end large-cap blend funds) (the “Barrington Cohort”). The Trustees also reviewed information on the historical performance of a composite of other separately-managed accounts of the Adviser that were the same or similar to the Fund in terms of investment strategies.

The Trustees noted the Fund’s performance for Class I shares for the three-year period ended March 31, 2022 was below the Barrington Cohort average. The Trustees also noted that the Fund’s performance for Class I shares for each of the one-year and five-year periods ended March 31, 2022 was above the Barrington Cohort average. The Trustees noted that for the since inception period ended March 31, 2022, the Fund’s Class I shares had underperformed the S&P 500 Total Return Index. The Trustees noted that for the quarter ended March 31, 2022, the Fund’s performance for Class I shares was the same as the S&P 500 Total Return Index. The Trustees also noted that for the one-year, three-year, and five-year periods ended March 31, 2022, the Fund’s Class I shares had outperformed the S&P 500 Total Return Index. The Trustees also reviewed the Fund’s performance relative to the Adviser’s composite of other separately-managed accounts with the same or similar investment strategies, noting that any differences in performance for relevant periods were due primarily to different fee structures.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons. The Trustees considered the cost structure of the Fund relative to its Barrington Cohort, as well as any fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information and noted that the Adviser was providing subsidies for the Fund’s operations in the form of management fee waivers. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement and the expense subsidization undertaken by the Adviser with respect to the Fund, as well as the Fund’s brokerage practices and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 13, 2022 meeting and the August 26, 2022 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.85% was above the Barrington Cohort average of 0.68%. The Trustees noted that the Fund was operating above its expense cap of 0.95% for Class I shares. The Trustees observed that the Fund’s total expense ratio of 0.95% for Class I shares was above the Barrington Cohort average of 0.86%. The Trustees also compared the fees paid by the Fund to the fees paid by other separately-managed accounts of the Adviser with the same or similar investment strategies.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profits from sponsoring the Fund were not excessive, and the Trustees further concluded that the Adviser maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers, expense reimbursements and potential recoupments by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Trustees examined the brokerage practices of the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services or attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2023 as being in the best interests of the Fund and its shareholders.

Dearborn Partners Rising Dividend Fund
Review of Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Dearborn Partners, LLC (“Dearborn”), the investment adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Dearborn as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Committee. The Liquidity Risk Committee currently consists of Don McKinnon (CCO), Matt Guttosch (Equity Analyst), and Michael Andelman (PM). The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 13, 2022, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2021 through December 31, 2021 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator provides portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Dearborn Partners Rising Dividend Fund
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Dearborn Partners Rising Dividend Fund
Additional Information
(Unaudited)

Tax Information

For the fiscal year ended February 28, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2022 was 100%.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 983-3380.

Other
		Term of	Number of		Directorships
		Office and	Portfolios	Principal	Held by
Name,	Position(s)	Length	in Trust	Occupation(s)	Trustee
Address and	Held with	of Time	Overseen	During the	During the
Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees
Michael D.	Trustee	Indefinite	26	Professor	Independent
Akers, Ph.D.		Term; Since		Emeritus,	Trustee, USA
615 E. Michigan St.		August 22,		Department of	MUTUALS
Milwaukee, WI 53202		2001		Accounting (June	(an open-end
Year of Birth: 1955				2019–Present),	investment
				Professor,	company)
				Department	(2001–2021).
of Accounting
(2004–2019),
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
		Term of	Number of		Directorships
		Office and	Portfolios	Principal	Held by
Name,	Position(s)	Length	in Trust	Occupation(s)	Trustee
Address and	Held with	of Time	Overseen	During the	During the
Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Gary A. Drska	Trustee	Indefinite	26	Retired;	Independent
615 E. Michigan St.		Term; Since		Former Pilot,	Trustee, USA
Milwaukee, WI 53202		August 22,		Frontier/Midwest	MUTUALS
Year of Birth: 1956		2001		Airlines, Inc.	(an open-end
				(airline company)	investment
				(1986–2021).	company)
(2001–2021).

Vincent P. Lyles	Trustee	Indefinite	26	System Vice	Independent
615 E. Michigan St.		Term; Since		President of	Director, BMO
Milwaukee, WI 53202		April 6,		Community	Funds, Inc.
Year of Birth: 1961		2022		Relations, Advocate	(an open-end
				Aurora Health Care	investment
				(health care	company)
				provider) (2019–	(2017–2022).
present); President
and Chief Executive
Officer, Boys & Girls
Club of Greater
Milwaukee
(2012–2018).

Erik K. Olstein	Trustee	Indefinite	26	Retired; President	Trustee, The
615 E. Michigan St.		Term; Since		and Chief	Olstein Funds
Milwaukee, WI 53202		April 6,		Operating Officer	(an open-end
Year of Birth: 1967		2022		(2000–2020),	investment
				Vice President of	company)
				Sales and Chief	(1995–2018).
Operating Officer
(1995–2000),
Olstein Capital
Management, L.P.
(asset management
firm); Secretary and
Assistant Treasurer,
The Olstein Funds
(1995–2018).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
		Term of	Number of		Directorships
		Office and	Portfolios	Principal	Held by
Name,	Position(s)	Length	in Trust	Occupation(s)	Trustee
Address and	Held with	of Time	Overseen	During the	During the
Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Lisa Zúñiga Ramírez	Trustee	Indefinite	26	Retired; Principal	N/A
615 E. Michigan St.		Term; Since		and Senior
Milwaukee, WI 53202		April 6,		Portfolio Manager,
Year of Birth: 1969		2022		Segall, Bryant &
Hamill, LLC (asset
management firm)
(2018–2020);
Partner and Senior
Portfolio Manager,
Denver Investments
LLC (asset
management firm)
(2009–2018).

Gregory M. Wesley	Trustee	Indefinite	26	Senior Vice	N/A
615 E. Michigan St.		Term; Since		President of
Milwaukee, WI 53202		April 6,		Strategic Alliances
Year of Birth: 1969		2022		and Business
Development,
Medical College of
Wisconsin (2016–
present).

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	26	President (2017–	Trustee, Buffalo
615 E. Michigan St.	and Trustee	Term; Since		present), Chief	Funds (an open-
Milwaukee, WI 53202		August 22,		Operating Officer	end investment
Year of Birth: 1962		2001		(2016–2020),	company)
				Executive Vice	(2003–2017);
				President (1994–	Trustee, USA
				2017), U.S.	MUTUALS
				Bancorp Fund	(an open-end
				Services, LLC.	investment
company)
(2001–2018).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Principal	January 24,		Fund Services,
Year of Birth: 1957	Executive	2013		LLC (2004–
	Officer			present).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Other
		Term of	Number of		Directorships
		Office and	Portfolios	Principal	Held by
Name,	Position(s)	Length	in Trust	Occupation(s)	Trustee
Address and	Held with	of Time	Overseen	During the	During the
Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 24,		Fund Services,
Year of Birth: 1974	and	2013		LLC (2002–
	Principal			present).
Financial
and
Accounting
Officer

Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President, U.S.
Milwaukee, WI 53202	Officer,	October 21,		Bancorp Fund
Year of Birth: 1965	Senior Vice	2021		Services, LLC
	President			(2021–present);
	and			Chief Compliance
	Anti-Money			Officer, Keeley-Teton
	Laundering			Advisors, LLC and
	Officer			Teton Advisors, Inc
(2017–2021); Chief
Compliance Officer,
Keeley Asset
Management Corp.
(2015–2017).

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22,		Bancorp Fund
Year of Birth: 1970		2019		Services, LLC
(2019–present);
Partner, Practus,
LLP (2018–2019);
Counsel, Drinker
Biddle & Reath, LLP
(2016–2018).

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

 (This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at (888) 983-3380. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, (888) 983-3380, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 983-3380 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Dearborn Partners Rising Dividend Fund

Investment Adviser	Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	342 North Water Street
Suite 830
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 1250
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 5, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date:   11/3/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    11/3/2022

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    11/3/2022

* Print the name and title of each signing officer under his or her signature.